UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2009

XERTECH INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53123	90-0347683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1956 Palma Drive, Suite J, Ventura, CA 93003

(Address of principal executive offices) (zip code)

(805) 477-0202

(Registrant's telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2009, XerTech Inc. (the “Company”) changed its fiscal year from December 31 to June 30. The change in fiscal year will be reflected in our 10-K for the year ended June 30, 2009. The change in fiscal year results from our acquisition of Sportwall International, Inc. (“Sportwall”) on June 26, 2009 in a transaction accounted for as a reverse acquisition. As a result of the change in fiscal year, we will be adopting the fiscal year of the accounting acquirer, Sportwall.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERTECH INC.

Dated: August 14, 2009	By /s/ Catherine Lamberti
Name: Catherine Lamberti

Title: Chief Executive Officer